CORRECTION

The Inception to December 31, 2000 performance number for the FMI Winslow Growth Fund on page 6 of the Prospectus dated October 31, 2001 is incorrect. The correct information is set forth below.

                                                             SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS         PAST     PAST         OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2000)  YEAR  FIVE YEARS    (JULY 1, 1995)
------------------------------------------  ----  ----------    --------------
Growth Fund                               -10.24%   14.59%          14.88%
S&P 500                                    -9.19%   18.42%          19.49%
Russell 1000 Growth*<F1>                  -22.42%   18.15%          18.37%

*<F1> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.